Supplement to the Prospectus dated March 1, 2013
of
Credit Suisse Floating Rate High Income Fund

The following information supersedes and replaces the information set forth on page 11 contained in the section entitled "Portfolio Management" for the Fund.

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, and Wing Chan, a Director of Credit Suisse. Messrs. Popp and Flannery and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1998 and 2005, respectively.

The following information supersedes and replaces the information set forth on page 21 contained in the section entitled "Meet the Managers" for the Fund.

The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the Fund. The current team members responsible for managing the fund are John G. Popp, Thomas J. Flannery, and Wing Chan. John G. Popp is the lead manager for the Fund and oversees the Fund's overall industry, credit, duration, yield curve positioning and security selection. Thomas J. Flannery and Wing Chan focus on the Fund's industry and issuer allocations.

On page 21, in the section entitled "Meet the Managers" which contains information regarding the portfolio managers delete the information regarding David H. Lerner.

Dated: May 17, 2013	FLHI-PRO-LOAD-16-0513 2013-002